Exhibit 3.17

[SEAL]	DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 884 5708 Website: secretaryofstate.biz

Articles of Incorporation (PURSUANT TO NRS 78)	Filed in the office of /s/ Dean Heller Dean Heller Secretary of State State of Nevada	Document Number 20060713778-41 Filing Date and Time 11/03/2006 2:00 PM Entity Number E0811982006-7

	Important: Read attached instructions before completing form.			[Illegible]

1.	Name of Corporation:	Unistrut International Corporation

2.	Resident Agent	The Corporation Trust Company of Nevada
	Name and Street	Name
	Address:	6100 Nell Road, Suite 500		Reno	NEVADA	59811
	[Illegible]	Street Address		City		Zip Code

		Optional Mailing Address		City	State	Zip Code
3.	Shares:	Number of shares			Number of shares
	[Illegible]	with par value:	100,000 common shares	Par value: $0.01	without par value:

4.	Names & Addresses	1. Richard A. Filetti
	of Board of	Name
	Directors/Trustees:	9 Rosdal Road		Princeton	NJ	06640-6205
	[Illegible]	Street Address		City	State	Zip Code
2. Timothy E. Flanigan
Name
		9 Rosdal Road		Princeton	NJ	06640-6205
		Street Address		City	State	Zip Code
3. M. Brian Moroze
Name
		9 Rosdal Road		Princeton	NJ	06640-6205
		Street Address		City	State	Zip Code

5.	Purpose:	This purpose of this Corporation shall be:
	[Illegible]	To engage in any lawful purpose

6.	Name, Address and	Thomas P. Conaghan - c/o McDermott Will & Emery		/s/ [Illegible]
	Signature of	Name		Signature
	Incorporator:	600 Thirteenth Street, N.W.	Washington		DC	20005
	[Illegible]	Address	City		State	Zip Code

7.	Certificate of	I hereby accept appointment as Resident Agent for the above named corporation.
	Acceptance of	The Corporation Trust Company of Nevada
	Appointment of	By:			11/03/06
	Resident Agent:	Authorized Signature of R.A. or On Behalf of R.A. Company			Date

	This form must be accompanied by appropriate fees.					[Illegible]
[Illegible]

[SEAL]	DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 884 5708 Website: secretaryofstate.biz

Resident Agent Acceptance

General Instructions for this form:		ABOVE SPACE IS FOR OFFICE USE ONLY
1. Please print legibly or type: Black Ink only.
2. Complete all fields.
3. Ensure that document is signed in signature field.

In the matter of Unistrut International Corporation
(Name of business entity)

I, The Corporation Trust Company of Nevada
(Name of resident agent)

hereby state that on	10/23/2006	I accepted the appointment as resident agent for the above named business entity. The
(Date)
street address of the resident agent in this state is as follows:

The Corporation Trust Company of Nevada, 6100 Nell Road			500
Physical Street Address			Suite number

Reno		, NEVADA	89511
City			Zip Code

Optional:

Additional Mailing Address			Suite number

,
City		State	Zip Code

Signature:

Judith B. Argao
/s/ Judith B. Argao	Asst. Secretary & V. President		10/23/06
Authorized Signature of R.A. or On Behalf of R.A. Company			Date
[Illegible]